UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) September 17, 2004


                      AMERICAN EXPRESS CREDIT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-6908                                          11-1988350
-----------------------                       ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


One Christina Centre, 301 N. Walnut Street
    Suite 1002, Wilmington, Delaware                     19801-2919
------------------------------------------               ----------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (302) 594-3350
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

As previously contemplated in connection with its regular review of funding sources and strategies, on September 22, 2004, American Express Credit Corporation (the "Registrant") issued and sold British pounds sterling 600,000,000 principal amount (approximately U.S. $1.08 billion) of its 5.5 percent debt securities due September 24, 2007 pursuant to the Registrant's Euro-Medium Term Note program for the issuance of debt outside the United States to non-U.S persons. The terms of the securities were set on September 17, 2004 and the issuance was made pursuant to a Subscription Agreement entered into on September 21, 2004. The debt securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The debt securities will mature on September 24, 2007 and may not be redeemed prior to that date except in the event of certain events relating to taxation. The debt securities are also subject to acceleration upon standard terms, including in the event of a bankruptcy or default on other indebtedness. The Registrant intends to use the proceeds as a source of funding for receivables in the United Kingdom and to repay short term debt previously incurred for such funding.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)


                                          By     /s/ Walker C. Tompkins
                                                 -------------------------------
                                          Name:  Walker C. Tompkins
                                          Title: President and
                                                   Chief Executive Officer









Date:   September 23, 2004